UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 20, 2007

SALESREPCENTRAL.COM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25275	91-1918742
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (866) 304-3463

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 20, 2007, SalesRepCentral.com, Inc. (the "Company") experienced a change in control as the result of a series of related transactions. Effective that date, the Company executed an Executive Employment Agreement with Scott Gallagher pursuant to which he became the Chairman of the Board and Chief Executive Officer of the Company. On March 19, 2007, the former Chairman, Ralph Massetti the only director of the Company resigned, leaving Mr. Gallagher as the sole remaining director. Also effective that date, Mr. Gallagher acquired 10,398,000 shares of the Company’s common stock and 14,525 shares of Series A Preferred Stock convertible into 14,525,000 shares of common stock of the Company, representing in the aggregate 80.13% of the total shares outstanding after conversion. As a result of these transactions, Mr. Gallagher has assumed control of the Company.

Pursuant to the terms of the Employment Agreement, Mr. Gallagher was engaged to serve as Chairman and Chief Executive Officer for a period of one year. The Agreement provides him with the issuance of 1,500,000 restricted shares of the Company's common stock for services rendered, together with other benefits of a nature consistent with his position. Mr. Gallagher agreed not to sell his common stock for a period of two years. If Mr. Gallagher leaves the Company before one year, he forfeits this stock. Mr. Gallagher is eligible to receive an annual bonus based on the overall performance of the Company.

At the time of executing the Employment Agreement, Mr. Gallagher also announced that he had agreed to purchase an additional 8,898,000 common shares and 14,525 preferred shares convertible into 14,525,000 common shares for $45,000 subject to a stock purchase agreement between 221 Fund, LLC, a company controlled by Mr. Gallagher, and Ralph Massetti, the Company’s former Chairman and Chief Executive Officer. Coupled with the shares to be issued pursuant to the Employment Agreement described above, Mr. Gallagher is deemed to beneficially own 10,398,000 shares or 80.13% of the Company's common stock.

In connection with his appointment as Chairman and Chief Executive Officer, Mr. Gallagher has expressed his intent to restructure the Company to develop and implement a new business strategy for the Company. Mr. Gallagher will seek to bring the Company current in all of its annual SEC related filings in order to begin trading on the over the counter bulleting board.

Mr. Gallagher has been involved with the public markets for most of his professional career. Since 2002 he has served as Chairman and Chief Executive Officer of FTS Group, Inc. (traded on the OTCBB: under the symbol FLIP), an acquisition and development company. Since taking over FTS in 2002 the company has grown from no revenue in 2002 into a company with annual sales in excess of $6.5 Million. Mr. Gallagher is also the Chief Investment Officer and controlling shareholder of the 221 Fund, LLC. The 221 Fund, LLC is focused on investing in and advising emerging growth companies, primarily in the Internet and Technology space. Prior to 2002 Mr. Gallagher successfully operated several finance related businesses including having served as the Chief Investment Officer and a general partner of the New York and Philadelphia-based hedge fund Avalon Stock Fund, LP. He previously held SEC licenses Series 7, 63 and 24 all of which were retired in good standing.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

With respect to issuance of common stock issued to Mr. Gallagher pursuant to the Executive Employment Agreement, as described above, the Company relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the shares. The securities were issued to an accredited investor. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

This report may contain forward-looking statements that involve risks and uncertainties.  The Company generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  The Company’s actual results could differ materially from those anticipated in the forward-looking statements for many reasons.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and the Company’s future results, levels of activity, performance or achievements may not meet these expectations.  The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in its expectations, except as required by law.

The foregoing description of the terms and conditions of the Agreement for Purchase and Sale of Stock, Amendment to Stock Purchase Agreement, Executive Employment Agreement, Lock-up/Leak-out Agreements and Resignation Letter is qualified in its entirety by, and made subject to, the more complete information set forth in the Agreement for Purchase and Sale of Stock filed as Exhibit 10.1, Amendment to Stock Purchase Agreement filed as Exhibit 10.2, Executive Employment Agreement filed as Exhibit 10.3, Lock-up/Leak-out Agreements filed as Exhibits 10.4 and 10.5, and Resignation Letter filed as Exhibit 17.1 incorporated herewith.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Agreement for Purchase and Sale of Stock between Ralph Massetti on one side and Scott Gallagher and 221 Fund, LLC on the other side, dated January 31, 2007 (filed herewith).
10.2	Amendment to Stock Purchase Agreement between Ralph Massetti on one side and Scott Gallagher and 221 Fund, LLC on the other side, dated March 15, 2007 (filed herewith).
10.3	Executive Employment Agreement between the Company and Scott Gallagher, dated February 1, 2007 (filed herewith).
10.4	Lock-up/Leak-out Agreement between the Company and Ralph Massetti, dated March 20, 2007 (filed herewith).
10.5	Lock-up/Leak-out Agreement between the Company and Rochester Capital Partners L., dated March 20, 2007 (filed herewith).
17.1	Resignation Letter from Ralph Massetti, dated March 19, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SalesRepCentral.com, Inc.
(Registrant)

Date	March 23, 2007

/s/ Scott Gallagher
(Signature)

Name: Scott Gallagher
Title: Chief Executive Officer